Exhibit 10.19

PROFESSIONAL SERVICES AGREEMENT

This Agreement is effective as of the 1st day of April, 2005 (the “Effective Date”), by and between The McLain Group, L.L.C., a Nevada limited liability company, including it’s subsidiaries, affiliates, successors and assigns (collectively “TMG”), with its principal place of business at 18000 Leatha Lane, Little Rock, Arkansas 72223, and Red Iron Group, L.L.C. also known as Pukka USA, L.L.C., both Utah limited liability corporations, including their subsidiaries, affiliates, successors and assigns (collectively, “PUKKA”), with their principal place of business at 942 N 240 E., American Fork, UT 84003.  The term of this Agreement shall be for a period of five (5) years commencing upon the Effective Date.

W I T N E S S E T H:

WHEREAS, TMG has provided marketing and referral services (the “Services”) for certain business opportunities as identified in Exhibit A (the “Business Opportunities”); and

WHEREAS, PUKKA will provide certain services/products for the Business Opportunities as identified in Exhibit A

WHEREAS, PUKKA utilized the Services of TMG pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Scope of Services. TMG has provided the Services to PUKKA for those certain Business Opportunities as identified in Exhibit A and has referred those certain Clients (as defined in paragraph 3 herein below) to PUKKA.  A summary of the terms of each Business Opportunity and the services/product to be provided by PUKKA and TMG in connection with each such Business Opportunity is set forth in Exhibit A as may be amended by the parties in writing from time to time to reflect any changes to the agreed upon services and terms.

2.       Business Opportunities. PUKKA acknowledges and agrees that the fees and other consideration due to TMG pursuant to this Agreement shall be paid to TMG in connection with those certain Business Opportunities listed on Exhibit A. For purposes of this Agreement, a Business Opportunity shall also include Affiliated Business Opportunities (as defined herein).

          Affiliated Business Opportunities. An Affiliated Business Opportunity shall mean a Business Opportunity or other business venture that is carried out at any time during the term of this Agreement by the same Client(s) as identified on Exhibit A. For example purposes, in the event that PUKKA performs services or provides a product for a Client(s) in the Middle East and that same Client(s) wishes to have that same service/product on a Business Opportunity in the United States through the services of TMG, then TMG would receive fees per this agreement as an Affiliated Business Opportunity. Exhibit A shall be updated from time to time to reflect New Business Opportunities and/or Affiliated Business Opportunities.

          Continuance.        Upon expiration of this Agreement the Parties agree to negotiate in good faith to determine which, if any, of the Business Opportunities listed on Exhibit A as of the expiration date remain viable business opportunities and shall continue to be governed by this Agreement.  The Parties also agree to meet annually thereafter for this same purpose until all such Business Opportunities listed on Exhibit A as of the expiration date of this Agreement have been removed.

3.       Clients. PUKKA acknowledges and agrees that those entities listed on Exhibit A attached hereto and made part hereof by this reference (individually, a “Client” and collectively, the “Clients”), have been referred to PUKKA by TMG and all fees and other consideration due to TMG pursuant to this Agreement

shall be paid to TMG for the services or products provided by PUKKA to or on behalf of such Clients from the Effective Date.   For purposes of this Agreement, a Client shall include any subsidiary, affiliate, successor or assigns of any Client listed on Exhibit A.

4.       Fees. In consideration of the Services rendered to PUKKA by TMG hereunder, PUKKA agrees to pay fees to TMG as identified in Exhibit A.

          Interest at the maximum rate allowable by law shall be due on any fee payment not received by the date when due until the date such fee payment is received by TMG.

          The fees hereunder shall be due and paid to TMG by PUKKA for the entire period of a Business Opportunity or Affiliated Business Opportunity through its completion, even if the Business Opportunity or Affiliated Business Opportunity extends beyond the five (5) year term of this Agreement.

5.       Other Business Opportunity Opportunities.  In the event that TMG desires to refer a client that is not listed on Exhibit A to PUKKA in reference to a Business Opportunity that is not identified in Exhibit A, then in such event, TMG shall provide PUKKA with a description of the Business Opportunity along with an amended Exhibit A.

6.       Access to Books and Records.  PUKKA shall provide TMG with a copy of all invoices submitted to a Client or in connection with a Business Opportunity so that TMG can verify the fees owed to it.  TMG shall invoice PUKKA for services in accordance with this Agreement upon receipt of the Client invoice from PUKKA.

7.       Independent Contractor. Nothing contained in this Agreement shall be construed to constitute TMG as a partner, employee or agent of PUKKA, nor shall either party have any authority to bind the other party in any respect, it being intended that each shall remain an independent contractor responsible for its own actions.  Furthermore, TMG shall be responsible for all employment and income taxes, and full compliance with all tax laws applicable to the operation of an independent contractor business, including, but not limited to, the reporting of all gross receipts therefrom as income from the operation of a business and the payment of all self-employment taxes.

8.       Binding Effect.  All of the terms of this Agreement shall be binding upon the respective successors of the parties hereto and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns in interest, including, but not limited to successors in interest to PUKKA by reason of merger, consolidation or liquidation or the sale of business or all or substantially all of the assets of PUKKA.

9.       Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.

10.      Governing Law. This Agreement shall be governed by the laws of the State of Arkansas, without regard to conflicts of law principles and the parties agree to submit to the jurisdiction of the courts of the State of Arkansas.

11.      No Waiver. A waiver by a party of any breach of this Agreement by any other party shall not be construed as a waiver of any such subsequent breach by such party of the same or any other provisions of this Agreement.

12.      Partial Invalidity. If any portion of this Agreement shall be held invalid or void, such portion shall be deemed modified to the extent necessary to render such provision enforceable under the law, and this Agreement shall remain valid and enforceable as so modified.  In the event that the provision may not be modified in such a way as to make it enforceable, that Agreement shall be construed as if the portion so invalidated was not part of this Agreement.

13.      Cooperation;  Conflict of Interest. TMG and PUKKA shall cooperate and take such actions and execute and deliver such documents as may be reasonably necessary to carry out the provisions and purposes of this Agreement.  The parties agree that in regards to all their respective dealings under this Agreement they shall act fairly and in good faith.  PUKKA acknowledges and agrees that during the term hereof, TMG may also consult with other persons or entities with businesses similar to the business of PUKKA and may provide services similar to the Services provided hereunder to such other persons or entities and that such activities do not present a conflict of interest or violate the terms of this Agreement.  TMG and PUKKA agree to provide full disclosure of the their relationship and the requirements of this Agreement prior to engaging in discussions that may result in a benefit received by either or both parties under the terms and conditions of this Agreement.

14.       Headings. The headings used in this Agreement are for reference purposes only and shall not be deemed a substantive part of this Agreement.

15.       Entire Agreement. This Agreement supersedes and cancels any previous written, oral or implied agreement between the parties concerning the subject matter hereof.  It expresses the complete and final understanding of the parties related to the Services and may not be changed in any way except in a writing signed by the parties.

16.       Notices. Notice required or permitted to be given pursuant to the terms of this agreement shall be deemed received (5) days after deposit into the United States mail, postage prepaid, certified returned receipt requested and addressed as provided below, or upon receipt if delivered by any other method.  Notices shall be given to the person and information provided in the signatory portion of this document.

17.       Attorneys Fees.  In the event of any breach of this Agreement, or should legal action ever be necessary to enforce or interpret the terms of this Agreement, each Party shall pay their own attorneys’ fees, costs and incidental expenses which are incurred in connection with such breach, including any costs or fees in preparation for trial, on appeal or otherwise.

18.       Negotiated Document.  The parties acknowledge and agree that this Agreement has been negotiated by each with the assistance of counsel, or an opportunity for counsel to assist and review the same, and no party hereto shall be considered the drafter of this Agreement so as to construe this Agreement against any such party in the event an ambiguity exists herein.

19.       Non-Circumvention.  Each party to this Agreement (including each party’s representatives, employees, agents or owners) hereby specifically agrees not to circumvent the other party to this Agreement in relation to any and all transactions relating to the Business Opportunities identified on Exhibit A.  Additionally, no party to this Agreement will make contact with, deal with or otherwise be involved in any transaction with any person or entity individually or collectively, or their associates, who were introduced to them by the other party hereto, without the authority of the introducing party.  In the event of circumvention by any party involved in this transaction either directly or indirectly, it is agreed and guaranteed that a monetary penalty, equal to the maximum service fee the circumvented party should realize from such transaction(s) will be paid by the party, person or persons engaged in that circumvention.

IN WITNESS WHEREOF the parties sign this Agreement to be effective on the Effective Date.

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme
By:  Leonard DuCharme
Its:   Managing Member
Address:  942 N 240 E., American Fork, UT 84003
Phone:    (801) 420-6650

Fax:  (801) 847-6528
Email:  Leonard@pukkausa.com

The McLain Group, L.L.C.

/s/ Scott McLain
By:  Scott McLain
Its:   President & Managing Member
Address:  18000 Leatha Lane, Little Rock, AR 72223
Phone:    (501) 779-7302
Fax:  (501) 421-9343
Email:  smclain@themclaingroup.com

EXHIBIT A1

BUSINESS OPPORTUNITY TERMS
DATE:  April 5, 2005

The following are the terms of that certain Business Opportunity known as: Club Marketing Services.

I.       CLIENT INFORMATION

a.     Client Name                          Club Marketing Services
b.     Primary Principals                  Dan Pickering
c.     Address                                 411 E. Hwy 67, Duncanville, TX 75137
d.     Phone Number                       (972) 296-6630 x121
e.     Fax Number                           (972) 780-8443
f.     Mobile Number                       (214) 215-0690
g.     E-mail Address                       dan.pickering@clubmarketing.com

II.      BUSINESS OPPORTUNITY INFORMATION

a.     Name                                      Sam’s Wholesale & Wal-Mart
b.     Location                                 Worldwide Potential
c.     Description                              Sale of Pukka 400 or Private Label
d.     Contact                                   Unknown at this time
e.     Expected Start Date                 Unknown at this time
f.     Expected Completion Date       Unknown at this time
g.     Business Opportunity Value     Unknown at this time
h.     Business Opportunity Profit      Unknown at this time

III.    COMPENSATION

The TMG shall receive a fee of 20% of the gross sales to either Sam’s Wholesale or Wal-Mart for the first year of sales (defined by the date on the purchase orders), and 10% of the gross sales for each subsequent year thereafter.  Each new product offered for this Business Opportunity shall start with the 20% compensation and revert to 10% one year later and continue thereafter.  All payments shall be in United States currency and paid in the United States.  Any fees due to Club Marketing Services shall be paid by PUKKA and are in addition to the TMG fees.

IV.     SERVICES/PRODUCT PROVIDED BY PUKKA:

Pukka 400 or other private label brand of the same product.

Acknowledged and Agreed:

/s/ Scott McLain

THE MCLAIN GROUP, LLC                                                  Date April 6, 2005
By:          Scott McLain
Its:          President & Managing Member

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme                                                              Date April 6, 2005
By:  Leonard DuCharme
Its:   Managing Member

EXHIBIT A2

BUSINESS OPPORTUNITY TERMS
DATE:  April 5, 2005

The following are the terms of that certain Business Opportunity known as: International Trade Partners.

V.      CLIENT INFORMATION

a.     Client Name                          International Trade Partners, L.P. and/or
                                                     International Trade Consultants, L.L.C.
b.     Primary Principals                  Mike Farhat
c.     Address                                 3500 Grapevine Mills Parkway, Grapevine, TX 76051
d.     Contact Name                       Mike Farhat
e.     Phone Number                      (972) 724-2911
f.     Fax Number                           (972) 724-3308
g.     Mobile Number                     (817) 291-8841
h.     E-mail Address                      mfarhat55@aol.com

VI.     BUSINESS OPPORTUNITY INFORMATION

a.     Name                                    Unknown at this time
b.     Location                                Middle East (including countries of the Arabian
                                                     Peninsula), Afghanistan and Africa
c.     Description                            Sale of Pukka 400 or Private Label
d.     Contact                                 Unknown at this time
e.     Expected Start Date               Unknown at this time
f.      Expected Completion Date     Unknown at this time
g.     Business Opportunity Value    Unknown at this time
h.     Business Opportunity Profit     Unknown at this time

VII.   COMPENSATION

The TMG shall receive all proceeds from the sales transaction in excess of $131.50 per unit FOB Yantian China.  All payments shall be in United States currency and paid in the United States.  Any fees due to International Trade Partners, L.P. or International Trade Consultants, L.L.C. shall be paid by TMG and are included in the TMG fees.

VIII.  SERVICES/PRODUCT PROVIDED BY PUKKA:

Pukka 400 or other private label brand of the same product.

Acknowledged and Agreed:

/s/ Scott McLain

THE MCLAIN GROUP, LLC                                                       Date April 6, 2005
By:          Scott McLain
Its:          President & Managing Member

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme                                                                   Date April 6, 2005
By:  Leonard DuCharme
Its:   Managing Member

EXHIBIT A3

BUSINESS OPPORTUNITY TERMS
DATE:  April 5, 2005

The following are the terms of that certain Business Opportunity known as: Australia.

IX.     CLIENT INFORMATION

a.     Client Name                             Unknown at this time
b.     Primary Principals                     Unknown at this time
c.     Address                                    Unknown at this time
d.     Contact Name                          Unknown at this time
e.     Phone Number                          Unknown at this time
f.     Fax Number                              Unknown at this time
g.     Mobile Number                        Unknown at this time
h.     E-mail Address                         Unknown at this time

X.      BUSINESS OPPORTUNITY INFORMATION

a.     Name                                        Unknown at this time
b.     Location                                    Australia
c.     Description                                Sale of Pukka 400 or Private Label
d.     Contact                                     Unknown at this time
e.     Expected Start Date                  Unknown at this time
f.      Expected Completion Date        Unknown at this time
g.     Business Opportunity Value       Unknown at this time
h.     Business Opportunity Profit        Unknown at this time

XI.     COMPENSATION

The TMG shall receive all proceeds from the sales transaction in excess of $131.50 per unit FOB Yantian China.  All payments shall be in United States currency and paid in the United States.  Any fees due to brokers or in-country representatives shall be paid by TMG and are included in the TMG fees.

XII.   SERVICES/PRODUCT PROVIDED BY PUKKA:

Pukka 400 or other private label brand of the same product.

Acknowledged and Agreed:

/s/ Scott McLain
THE MCLAIN GROUP, LLC                                                       Date April 6, 2005
By:          Scott McLain
Its:          President & Managing Member

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme                                                                   Date April 6, 2005
By:  Leonard DuCharme
Its:   Managing Member

EXHIBIT A4

BUSINESS OPPORTUNITY TERMS
DATE:  April 5, 2005

The following are the terms of that certain Business Opportunity known as: New Zealand.

XIII.  CLIENT INFORMATION

a.     Client Name                             Unknown at this time
b.     Primary Principals                     Unknown at this time
c.     Address                                    Unknown at this time
d.     Contact Name                          Unknown at this time
e.     Phone Number                          Unknown at this time
f.      Fax Number                             Unknown at this time
g.     Mobile Number                        Unknown at this time
h.     E-mail Address                         Unknown at this time

XIV.  BUSINESS OPPORTUNITY INFORMATION

a.     Name                                       Unknown at this time
b.     Location                                   New Zealand
c.     Description                               Sale of Pukka 400 or Private Label
d.     Contact                                    Unknown at this time
e.     Expected Start Date                  Unknown at this time
f.      Expected Completion Date       Unknown at this time
g.     Business Opportunity Value      Unknown at this time
h.     Business Opportunity Profit       Unknown at this time

XV.    COMPENSATION

The TMG shall receive all proceeds from the sales transaction in excess of $131.50 per unit FOB Yantian China.  All payments shall be in United States currency and paid in the United States.  Any fees due to brokers or in-country representatives shall be paid by TMG and are included in the TMG fees.

XVI.  SERVICES/PRODUCT PROVIDED BY PUKKA:

Pukka 400 or other private label brand of the same product.

Acknowledged and Agreed:

/s/ Scott McLain
THE MCLAIN GROUP, LLC                                                    Date April 6, 2005
By:          Scott McLain
Its:          President & Managing Member

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme                                                                Date April 6, 2005
By:  Leonard DuCharme
Its:   Managing Member

EXHIBIT A5

BUSINESS OPPORTUNITY TERMS
DATE:  April 5, 2005

The following are the terms of that certain Business Opportunity known as: Brazil.

XVII. CLIENT INFORMATION

a.     Client Name                           Unknown at this time
b.     Primary Principals                   Unknown at this time
c.     Address                                  Unknown at this time
d.     Contact Name                        Unknown at this time
e.     Phone Number                       Unknown at this time
f.      Fax Number                           Unknown at this time
g.     Mobile Number                      Unknown at this time
h.     E-mail Address                       Unknown at this time

XVIII.    BUSINESS OPPORTUNITY INFORMATION

a.     Name                                      Unknown at this time
b.     Location                                  Brazil
c.     Description                              Sale of Pukka 400 or Private Label
d.     Contact                                   Unknown at this time
e.     Expected Start Date                Unknown at this time
f.      Expected Completion Date      Unknown at this time
g.     Business Opportunity Value     Unknown at this time
h.     Business Opportunity Profit      Unknown at this time

XIX.    COMPENSATION

The TMG shall receive all proceeds from the sales transaction in excess of $131.50 per unit FOB Yantian China.  All payments shall be in United States currency and paid in the United States.  Any fees due to brokers or in-country representatives shall be paid by TMG and are included in the TMG fees.

XX.     SERVICES/PRODUCT PROVIDED BY PUKKA:

Pukka 400 or other private label brand of the same product.

Acknowledged and Agreed:

/s/ Scott McLain
THE MCLAIN GROUP, LLC                                                        Date April 6, 2005
By:          Scott McLain
Its:          President & Managing Member

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme                                                                     Date April 6, 2005
By:  Leonard DuCharme
Its:   Managing Member

EXHIBIT A6

BUSINESS OPPORTUNITY TERMS
DATE:  April 5, 2005

The following are the terms of that certain Business Opportunity known as: India.

XXI.   CLIENT INFORMATION

a.     Client Name                           Unknown at this time
b.     Primary Principals                   Unknown at this time
c.     Address                                  Unknown at this time
d.     Contact Name                         Unknown at this time
e.     Phone Number                        Unknown at this time
f.      Fax Number                            Unknown at this time
g.     Mobile Number                       Unknown at this time
h.     E-mail Address                        Unknown at this time

XXII.   BUSINESS OPPORTUNITY INFORMATION

a.     Name                                       Unknown at this time
b.     Location                                   India
c.     Description                               Sale of Pukka 400 or Private Label
d.     Contact                                    Unknown at this time
e.     Expected Start Date                 Unknown at this time
f.      Expected Completion Date       Unknown at this time
g.     Business Opportunity Value      Unknown at this time
h.     Business Opportunity Profit      Unknown at this time

XXIII.   COMPENSATION

The TMG shall receive all proceeds from the sales transaction in excess of $131.50 per unit FOB Yantian China.  All payments shall be in United States currency and paid in the United States.  Any fees due to brokers or in-country representatives shall be paid by TMG and are included in the TMG fees.

XXIV.   SERVICES/PRODUCT PROVIDED BY PUKKA:

Pukka 400 or other private label brand of the same product.

Acknowledged and Agreed:

/s/ Scott McLain
THE MCLAIN GROUP, LLC                                                         Date April 6, 2005
By:          Scott McLain
Its:          President & Managing Member

Red Iron Group, L.L.C. and Pukka USA, L.L.C.

/s/ Leonard DuCharme                                                                     Date April 6, 2005
By:  Leonard DuCharme
Its:   Managing Member